THE ATLAS PORTFOLIO BUILDERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Retirement Builder Variable Annuity Account

Supplement Dated May 30, 2019

to the

Prospectus dated May 1, 2007

Effective on or about June 3, 2019, based on changes to the underlying fund portfolios, the following trust name, subaccount name and investment advisor changes will apply to the applicable subaccounts:

OLD SUBACCOUNT NAME	NEW SUBACCOUNT NAME	OLD TRUST NAME	NEW TRUST NAME	OLD INVESTMENT ADVISOR	NEW INVESTMENT ADVISOR
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Class	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Class	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	Newton Investment Management North America Limited	Newton Investment Management North America Limited
Appreciation Portfolio	Appreciation Portfolio	Dreyfus Variable Investment Fund – Initial Class	BNY Mellon Variable Investment Fund – Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Growth and Income Portfolio	Growth and Income Portfolio	Dreyfus Variable Investment Fund - Initial Class	BNY Mellon Variable Investment Fund - Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Opportunistic Small Cap Portfolio	Opportunistic Small Cap Portfolio	Dreyfus Variable Investment Fund - Initial Class	BNY Mellon Variable Investment Fund - Initial Class	The Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.
Quality Bond Portfolio	Quality Bond Portfolio	Dreyfus Variable Investment Fund – Initial Class	BNY Mellon Variable Investment Fund – Initial Class	They Dreyfus Corporation	BNY Mellon Investment Adviser, Inc.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The Atlas Portfolio BuilderSM Variable Annuity dated May 1, 2007